                                                                    EXHIBIT 10.8










--------------------------------------------------------------------------------

                            SAGENT TECHNOLOGY, INC.

                           LOAN AND SECURITY AGREEMENT

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                       PAGE

1.      DEFINITIONS AND CONSTRUCTION.....................................................1
        1.1    Definitions...............................................................1
        1.2    Accounting and Other Terms................................................8

2.      LOAN AND TERMS OF PAYMENT........................................................8
        2.1    Credit Extensions.........................................................8
        2.2    Overadvances.............................................................10
        2.3    Interest Rates, Payments, and Calculations...............................10
        2.4    Crediting Payments.......................................................10
        2.5    Fees.....................................................................11
        2.6    Additional Costs.........................................................11
        2.7    Term.....................................................................12

3.      CONDITIONS OF LOANS.............................................................12
        3.1    Conditions Precedent to Initial Credit Extension.........................12
        3.2    Conditions Precedent to all Credit Extensions............................12

4.      CREATION OF SECURITY INTEREST...................................................13
        4.1    Grant of Security Interest...............................................13
        4.2    Delivery of Additional Documentation Required............................13
        4.3    Right to Inspect.........................................................13

5.      REPRESENTATIONS AND WARRANTIES..................................................13
        5.1    Due Organization and Qualification.......................................13
        5.2    Due Authorization; No Conflict...........................................13
        5.3    No Prior Encumbrances....................................................13
        5.4    Bona Fide Eligible Accounts..............................................14
        5.5    Merchantable Inventory...................................................14
        5.6    Intellectual Property....................................................14
        5.7    Name; Location of Chief Executive Office.................................14
        5.8    Litigation...............................................................14
        5.9    No Material Adverse Change in Financial Statements.......................14
        5.10   Solvency.................................................................14
        5.11   Regulatory Compliance....................................................15
        5.12   Environmental Condition..................................................15
        5.13   Taxes....................................................................15
        5.14   Subsidiaries.............................................................15
        5.15   Government Consents......................................................15
        5.16   Full Disclosure..........................................................15

6.      AFFIRMATIVE COVENANTS...........................................................16
        6.1    Good Standing............................................................16
        6.2    Government Compliance....................................................16
        6.3    Financial Statements, Reports, Certificates..............................16
        6.4    Inventory; Returns.......................................................17
        6.5    Taxes....................................................................17
        6.6    Insurance................................................................17
        6.7    Principal Depository.....................................................17
        6.8    Quick Ratio, Cash Coverage Ratio or Cash Flow Coverage Ratio.............17
        6.9    Debt-Net Worth Ratio.....................................................18


                                                                                       PAGE

        6.10   Tangible Net Worth.......................................................18
        6.11   Profitability............................................................18
        6.12   Further Assurances.......................................................18

7.      NEGATIVE COVENANTS..............................................................18
        7.1    Dispositions.............................................................18
        7.2    Changes in Business, Ownership, Management or Business Locations.........19
        7.3    Mergers or Acquisitions..................................................19
        7.4    Indebtedness.............................................................19
        7.5    Encumbrances.............................................................19
        7.6    Distributions............................................................19
        7.7    Investments..............................................................19
        7.8    Transactions with Affiliates.............................................19
        7.9    Intellectual Property Agreements.........................................19
        7.10   Subordinated Debt........................................................19
        7.11   Inventory................................................................20
        7.12   Compliance...............................................................20

8.      EVENTS OF DEFAULT...............................................................20
        8.1    Payment Default..........................................................20
        8.2    Covenant Default.........................................................20
        8.3    Material Adverse Change..................................................21
        8.4    Attachment...............................................................21
        8.5    Insolvency...............................................................21
        8.6    Other Agreements.........................................................21
        8.7    Subordinated Debt........................................................21
        8.8    Judgments................................................................21
        8.9    Misrepresentations.......................................................21

9.      BANK'S RIGHT'S AND REMEDIES.....................................................22
        9.1    Rights and Remedies......................................................22
        9.2    Power of Attorney........................................................23
        9.3    Accounts Collection......................................................23
        9.4    Bank Expenses............................................................23
        9.5    Bank's Liability for Collateral..........................................24
        9.6    Remedies Cumulative......................................................24
        9.7    Demand; Protest..........................................................24

10.     NOTICES.........................................................................24

11.     CHOICE OF LAW AND VENUE.........................................................25

12.     GENERAL PROVISIONS..............................................................25
        12.1   Successors and Assigns...................................................25
        12.2   Indemnification..........................................................25
        12.3   Time of Essence..........................................................25
        12.4   Severability of Provisions...............................................26
        12.5   Amendments in Writing, Integration.......................................26
        12.6   Counterparts.............................................................26
        12.7   Survival.................................................................26


        This LOAN AND SECURITY AGREEMENT is entered into as of July 16,1997, by and between VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank") and SAGENT TECHNOLOGY, INC. ("Borrower").

                                    RECITALS

        Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

        The parties agree as follows:

        1.      DEFINITIONS AND CONSTRUCTION

                1.1     Definitions.

                        As used in this Agreement, the following terms shall have the following definitions:

                        "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                        "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

                        "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

                        "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding), whether or not suit is brought.

                        "Borrower's Books" means all of Borrower's books and records including without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                        "Borrowing Base" means an amount equal to (i) eighty percent (80%) of Eligible Accounts plus (ii) fifty percent (50%) of Eligible Foreign Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

                        "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

                        "Closing Date" means the date of this Agreement.

                        "Code" means the California Uniform Commercial Code.

                        "Collateral" means the property described on Exhibit A attached hereto.

                        "Committed Revolving Line" means a credit extension of up to Two Million Dollars ($2,000,000).

                        "Committed Equipment Line means a credit extension of up to One Million Dollars ($1,000,000).

                        "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (H) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (W) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                        "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

                        "Credit Extension" means each Advance, Equipment Advance, Letter of Credit, Term Loan, Exchange Contract or any other extension of credit by Bank for the benefit of Borrower hereunder.

                        "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

                        "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

                        "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include -the following:

                        (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

                        (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                        (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed forty percent (40%) of all Accounts, except with respect to Fortune 500 Companies, as to which the percentage shall be sixty-five percent (65%) to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                        (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

                        (e) Accounts with respect to which the account debtor is a federal, state or local governmental entity or any department, agency, or instrumentality thereof;

                        (f) Accounts with respect to which Borrower is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts, etc.);

                        (g) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                        (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower;

                        (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                        (j) Accounts owing from distributors that have not been pre-approved in writing by Bank; and

                        (k) Accounts with respect to progress billings;

                        (l) Accounts the collection of which Bank reasonably determines to be doubtful. "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit either advised or negotiated through Bank or in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis.

                        "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                        "Equipment Advance" has the meaning set forth in Section 2.1.3.

                        "Equipment Availability Date" has the meaning set forth in Section 2.1.3.

                        "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                        "Fortune 500 Companies" mean any account debtor of Borrower listed among the 500 largest United States companies in the most recent such listing published by Fortune Magazine.

                        "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                        "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                        "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                        "Intellectual Property Collateral" means

                        (a) Copyrights, Trademarks, Patents, and Mask Works;

                        (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                        (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                        (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                        (e) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                        (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents or Mask Works; and

                        (g) All proceeds and products of the foregoing, including without limitation all payments under-insurance or any indemnity or warranty payable in respect of any of the foregoing.

                        "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

                        "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                        "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                        "Letter of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.1-2, and any letters of credit previously issued by Bank for the account of Borrower and existing on the Closing Date, including Letter of Credit #10356.

                        "Letter of Credit Reserve" has the meaning set forth in
Section 2.1.2.

                        "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                        "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and./or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

                        "Mask Works" means all mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired.

                        "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                        "Maturity Date" means July 15, 2001.

                        "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

                        "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                        "Patents" means all patents, patent applications and like protections, including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                        "Payment Date" means the fifteenth (15th) calendar day of each month, commencing on the first such date after the Closing Date and ending on the Maturity Date.

                        "Permitted Indebtedness" means:

                        (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                        (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                        (c) Subordinated Debt;

                        (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                        (e) Indebtedness secured by Permitted Liens.

                        "Permitted Investment" means:

                        (a) Investments existing on the Closing Date disclosed in the Schedule; and

                        (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

                        "Permitted Liens" means the following:

                        (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                        (b) Liens for taxes, fees, assessments or other governmental charges or levies,. either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

                        (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                        (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license, provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and

                        (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                        "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                        "Prime Rate" means the variable rate of interest, per annum, most recently published in the Western edition of The Wall Street Journal, as the "prime rate," whether or not such rate is the lowest rate available from Bank.

                        "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than ninety (90) days of Borrower determined in accordance with GAAP.

                        "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

                        "Revolving Maturity Date" means the date immediately preceding the first anniversary of the Closing Date.

                        "Schedule" means the schedule of exceptions attached hereto, if any.

                        "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

                        "Subsidiary" means with respect to any Person, any corporation, partnership, company association, joint venture, or any other business entity, if any, of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

                        "Tangible Net Worth" means, as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries minus without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

                        "Total Liabilities" means, as of any applicable date, all obligations that should, in accordance with GAAP, be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

                        "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

                1.2     Accounting and Other Terms.

                        All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including" / "includes" shall always be read as meaning "including (or includes) without limitation," when used herein or in any other Loan Document.

        2.      LOAN AND TERMS OF PAYMENT

                2.1     Credit Extensions.

                        Borrower promises to pay when due to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

                2.1.1   Revolving Advances

                        (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the face amount of all outstanding Letters -of Credit (including drawn but unreimbursed Letters of Credit). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section may be repaid and reborrowed at any time prior to the Revolving Maturity Date.

                        (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account. Borrower shall deliver to Bank a promissory note in substantially the form of Exhibit C-1.

                        (c) The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1.1 shall be immediately due and payable.

                2.1.2   Letters of Credit.

                        (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances, provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed Two Hundred Thousand Dollars ($200,000). Each Letter of Credit shall have an expiration date no later than one hundred eighty (180) days after the Revolving Maturity Date provided that Borrower's reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Revolving

Maturity Date. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

                        (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect and hold Bank harmless against any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with any Letters of Credit.

                        (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                        (d) Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of hinds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

                2.1.3   Equipment Advances.

                        (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through July 16, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and, collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances shall be used only to purchase or refinance Equipment purchased on or after ninety (90) days prior to the date hereof and shall not exceed one hundred percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Equipment Advances, once repaid, may not be reborrowed.

                        (b) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 23(a), and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on October 15, 1997 shall be payable in thirty-six (36) equal monthly installments of principal, plus accrued interest, beginning on November 15, 1997, and continuing through October 15, 2000. Any Equipment Advances drawn after October 15, 1997 that are outstanding on January 15, 1998 shall be payable in thirty-six (36) equal monthly installments of principal, plus accrued interest, beginning on February 15, 1998 and continuing through January 15, 2001. Any Equipment Advances drawn after January 15, 1998 that are outstanding on April 15, 1998 shall be payable in thirty-six (36) equal monthly installments of principal, plus accrued interest, beginning on May 15, 1998 and continuing through April 15, 2001. Any Equipment Advances drawn after April 15, 1998 that are outstanding on the Equipment Availability End Date will be payable in thirty-six (36) equal monthly installments of principal, plus accrued interest, beginning on August 15, 1998 and continuing through the Maturity

Date, at which time all amounts due under this Section 2.1.3 and any other amounts due under this Agreement shall be immediately due and payable.

                        (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one
(1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed. Borrower shall deliver to Bank a promissory note in substantially the form of Exhibit C-2.

                2.2     Overadvances.

                        If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.1 and 2.1.2 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

                2.3     Interest Rates, Payments, and Calculations.

                        (a) Interest Rate. Except as set forth in Section 23(b), any Advances and/or Equipment Advances shall bear interest on the average daily balance thereof, at -a per annum rate equal to the Prime Rate.

                        (b) Default Rate. AR Obligations shall bear interest, from and after the occurrence of an Event of Default, at a rate equal to five
(5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                        (c) Payments. Interest hereunder shall be due and payable on each Payment Date. Borrower hereby authorizes Bank to debit any accounts with - Bank, including, without limitation, Account Number 3103056 for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank win notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                        (d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                2.4     Crediting Payments.

                        Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless. and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by

Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                2.5     Fees.

                        Borrower shall pay to Bank the following:

                        (a) Facility Fee. A Facility Fee equal to Six Thousand Dollars ($6,000), which fee shall be due on the Closing Date and shall be fully earned and non-refundable;

                        (b) Financial Examination and Appraisal Fees. Bank's customary fees and out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

                        (c) Bank Expenses. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses (not to exceed $3,500 without Borrower's prior approval) and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

                2.6     Additional Costs.

                        In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                        (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                        (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                        (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense u on Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

                2.7     Term.

                        Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on. the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

        3.      CONDITIONS OF LOANS

                3.1     Conditions Precedent to Initial Credit Extension.

                        The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                        (a) this Agreement;

                        (b) a certificate of the Secretary of Borrower with respect to articles, bylaws,. incumbency and resolutions authorizing the execution and delivery of this Agreement;

                        (c) a warrant to purchase stock;

                        (d) financing statements (Forms UCC-1);

                        (e) insurance certificate;

                        (f) payment of the fees and Bank Expenses then due specified in Section .2.5 hereof;

                        (g) an audit of Borrower's Accounts, the results of which shall be satisfactory to Bank; and

                        (h) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                3.2     Conditions Precedent to all Credit Extensions.

                        The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                        (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

                        (b) the representations and warranties contained in
Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

        4.      CREATION OF SECURITY INTEREST

                4.1     Grant of Security Interest.

                        Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

                4.2     Delivery of Additional Documentation Required.

                        Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                4.3     Right to Inspect.

                        Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

        5.      REPRESENTATIONS AND WARRANTIES

                Borrower represents and warrants as follows:

                5.1     Due Organization and Qualification.

                        Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

                5.2     Due Authorization; No Conflict.

                        The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

                5.3     No Prior Encumbrances.

                        Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

                5.4     Bona Fide Eligible Accounts.

                        The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the . account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

                5.5     Merchantable Inventory.

                        All Inventory is in all material respects of good and marketable quality, free from all material defects.

                5.6     Intellectual Property.

                        Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

                5.7     Name; Location of Chief Executive Office.

                        Except as disclosed in the Schedule, Borrower has not done business and will not, without at least thirty (30) days prior written notice to Bank, do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

                5.8     Litigation.

                        Except as set forth in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

                5.9     No Material Adverse Change in Financial Statements.

                        All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

                5.10    Solvency.

                        The fair saleable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

                5.11    Regulatory Compliance.

                        Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

                5.12    Environmental Condition.

                        None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release or other disposition of hazardous waste or hazardous substances into the environment.

                5.13    Taxes.

                        Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

                5.14    Subsidiaries.

                        Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                5.15    Government Consents.

                        Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

                5.16    Full Disclosure

                        No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

        6.      AFFIRMATIVE COVENANTS

                        Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                6.1     Good Standing.

                        Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                6.2     Government Compliance.

                        Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

                6.3     Financial Statements, Reports, Certificates.

                        Borrower shall deliver to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an Officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) if applicable, within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

                        Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

                        Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

                        Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

                6.4     Inventory; Returns.

                        Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

                6.5     Taxes.

                        Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a. Subsidiary need not make any payment if the amount or validity of such payment is (i)contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

                6.6     Insurance.

                        (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                        (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

                6.7     Principal Depository

                        Borrower shall maintain its principal depository and operating accounts with Bank.

                6.8     Quick Ratio, Cash Coverage Ratio or Cash Flow Coverage
                        Ratio.

                        Borrower shall maintain, as of the last day of each calendar month, at least one of the following:

                        (a) a ratio of Quick Assets to Current Liabilities, excluding deferred revenues, of at least 1.75 to 1.0;

                        (b) a ratio of unrestricted cash and cash-equivalents, plus the lesser of the Committed Revolving Line or the Borrowing Base, minus the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus any outstanding Advances under the Revolving Facility, to the aggregate outstanding Equipment Advances of at least
1.75 to 1.0; or

                        (c) a ratio of net profits after taxes plus depreciation and amortization plus non-cash interest charges, to the current portion of long term debt and capitalized leases of at least 1.25:1.0.

                6.9     Debt-Net Worth Ratio.

                        Borrower shall maintain, as of the last day of each calendar month, a ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.75 to 1.0. Notwithstanding the foregoing, Borrower's obligation to comply. with this Section 6.9 shall be waived for the months ending July 31, 1997 and August 31, 1997 upon Bank's receipt of verbal confirmation from Borrower's existing lead investor stating that an equity event in which Borrower shall receive at least $3,000,000 from the issuance of its equity securities will close by September 30, 1997 and that such investor intends to participate in such equity event.

                6.10    Tangible Net Worth.

                        Beginning September 30, 1997, Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Two Million Eight Hundred Thousand Dollars ($2,800,000).

                6.11    Profitability.

                        Borrower may incur losses not to exceed: (i) Two Million dollars ($2,000,000) for the fiscal quarter ending June 30, 1997; (ii) One Million Five Hundred Thousand Dollars ($1,500,000) for the fiscal quarter ending September 30, 1997; and (iii) Nine Hundred Fifty Thousand Dollars ($950,000) for the fiscal quarter ending December 31, 1997. Borrower and Bank agree to establish maximum quarterly loss covenants for fiscal year 1998 by March 15, 1998. Such covenants will be established to the mutual satisfaction of both parties.

                6.12    Further Assurances.

                        At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

        7.      NEGATIVE COVENANTS

                Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following:

                7.1     Dispositions.

                        Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, or (iii) of worn-out or obsolete Equipment.

                7.2 Changes in Business, Ownership, Management or Business Locations.

                        Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a material change in Borrower's ownership or management. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

                7.3     Mergers or Acquisitions.

                        Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

                7.4     Indebtedness.

                        Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

                7.5     Encumbrances.

                        Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

                7.6     Distributions.

                        Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

                7.7     Investments.

                        Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

                7.8     Transactions with Affiliates.

                        Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

                7.9     Intellectual Property Agreements.

                        Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts.

                7.10    Subordinated Debt.

                        Make any-payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                7.11    Inventory.

                        Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

                7.12    Compliance.

                        Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or pen-nit any of its Subsidiaries to do any of the foregoing.

        8.      EVENTS OF DEFAULT

                Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                8.1     Payment Default.

                        If Borrower fails to pay, when due, any of the Obligations;

                8.2     Covenant Default.

                        (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, 6.9, 6.10 or 6.11 or violates any of the covenants contained in Article 7 of this Agreement, or

                        (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature b6 cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

                8.3     Material Adverse Change.

                        If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

                8.4     Attachment.

                        If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person Acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending A good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                8.5     Insolvency.

                        If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                8.6     Other Agreements.

                        If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect,

                8.7     Subordinated Debt.

                        If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

                8.8     Judgments.

                        If a judgment or judgments for the payment of money IN an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

                8.9     Misrepresentations.

                        If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

        9.      BANK'S RIGHT'S AND REMEDIES

                9.1     Rights and Remedies.

                        Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                        (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

                        (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                        (c) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit;

                        (d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                        (e) Without notice to or demand upon Borrower, make such payments and. do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make @he Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to. take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies, provided herein, at law, in equity, or otherwise;

                        (f) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                        (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                        (h) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order Bank deems appropriate;

                        (i) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

                        (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

                        (k) Bank shall have a non-exclusive, royalty-free license to use the Intellectual Property Collateral to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default.

                9.2     Power of Attorney.

                        Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (g) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code, provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in
Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                9.3     Accounts Collection.

                        Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and, if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                9.4     Bank Expenses.

                        If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or-all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in. Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate herein above provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                9.5     Bank's Liability for Collateral.

                        So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

                9.6     Remedies Cumulative.

                        Bank's rights and remedies under this Agreement, the Loan Documents, and all; other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                9.7     Demand; Protest.

                        Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper and guarantees at. any time held by Bank on which Borrower may in any way be liable.

                10.     NOTICES

                        Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

        If to Borrower:      Sagent Technology, Inc.
                             2225 E. Bayshore Road, Suite 100
                             Palo Alto, CA 94303
                             Attn: Ken Gardner
                             FAX: (415) 833-6820

        If to Bank:          Venture Banking Group
                             Three Palo Alto Square, Suite 150
                             Palo Alto, CA 94306
                             Attn: Jennifer Schellenberg
                             FAX: (415) 843-6969

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

        11.     CHOICE OF LAW AND VENUE

                The Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT F IT TO ENTER INTO THIS AGREEMENT. EACH P REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

        12.     GENERAL PROVISIONS

                12.1    Successors and Assigns.

                        This Agreement shall bind and inure to the benefit 6f the respective successors and permitted assigns of each. of the parties; provided however that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                12.2    Indemnification.

                        Borrower shall indemnify, defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                12.3    Time of Essence.

                        Time is of the essence for the performance of all obligations set forth in this Agreement.

                12.4    Severability of Provisions.

                        Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                12.5    Amendments in Writing, Integration.

                        This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

                12.6    Counterparts.

                        This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                12.7    Survival.

                        All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

        IN WITNESS WHEREOF, -the parties hereto have caused this Agreement to be executed as of the date first above written.

                             SAGENT TECHNOLOGY, INC.



                             By:  /s/ KENNETH C. GARDNER
                                 ----------------------------------

                             Title: President & CEO
                                   --------------------------------



                             VENTURE BANKING GROUP, a division of
                             Cupertino National Bank

                             By:  /s/ JENNIFER SCHELLENBERG
                                 ---------------------------------

                             Title:  Account Officer
                                    ------------------------------

                                    EXHIBIT A

        The Collateral shall consist of all right, title and interest of Borrower in and to the following:

        (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

        (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

        (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

        (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as an merchandise returned to or reclaimed by Borrower;

        (e) All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

        (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of . semiconductor chips, now owned, or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

        (g) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION       DATE:
                                               -------------------------------
FAX#:                                     TIME:
     ----------------                          -------------------------------

   FROM: Sagent Technology, Inc.
        ------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

   REQUESTED BY:
                ----------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

   AUTHORIZED SIGNATURE:
                         -------------------------------------------------------
   PHONE NUMBER:
                 ---------------------------------------------------------------
   FROM ACCOUNT #                 TO ACCOUNT #
                 -----------------            ----------------------------------
   REQUESTED TRANSACTION                          REQUEST DOLLAR AMOUNT

   PRINCIPAL INCREASE (ADVANCE)                     $
                                                     ---------------------------
   PRINCIPAL PAYMENT (ONLY)                         $
                                                     ---------------------------
   INTEREST PAYMENT (ONLY)                          $
                                                     ---------------------------
   PRINCIPAL AND INTEREST (PAYMENT)                 $
                                                     ---------------------------
   OTHER INSTRUCTIONS:
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

   All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct .and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, -however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.


                                 BANK USE ONLY



TELEPHONE REQUEST


The following person is authorized to request the loan payment transger/loan advance on the advance designated account and is known to me.




---------------------------------------      ---------------------------------
          Authorized Requester                         Phone#


---------------------------------------      ---------------------------------
          Received By (Bank)                           Phone #



                      -----------------------------------
                          Authoreized Signature (Bank)

                                   EXHIBIT C-1
                            REVOLVING PROMISSORY NOTE

$2,000,000                                                 Palo Alto, California
                                                           Date: July 16, 1997

        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 16, 1997, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $2,000,000 or, if lesser, (ii) the principal amount of all Advances outstanding as of the maturity date hereof.

        This Note is one of the Notes referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and-all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.

                                        SAGENT TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT C-2
                            EQUIPMENT PROMISSORY NOTE

$1,000,000                                                 Palo Alto, California
                                                           Date: July 16, 1997


        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 16, 1997, by and between Borrower and Bank (the "Loan Agreement'), (i) the principal amount of $1,000,000 or, if lesser, 00 the principal amount of all Equipment Advances (the "Advances") outstanding as of the maturity date hereof.

        This Note is one of the Notes referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum. and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be, recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.



                                        SAGENT TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT D

                           BORROWING BASE CERTIFICATE

Borrower: Sagent Technology, Inc.                  Lender: Venture Banking Group

Commitment Amount: $2,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
        1.     Accounts Receivable Book Value as of __                       $_________
        2.     Additions (please explain on reverse)                         $_________
        3.     TOTAL ACCOUNTS RECEIVABLE                                     $_________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
        4.      Amounts over 90 days due                                     $_________
        5.      Balance of 50% over 90 day accounts                          $_________
        6.      Concentration Limits                                         $_________
        7.      Foreign Accounts                                             $_________
        8.      Governmental Accounts                                        $_________
        9.      Contra Accounts                                              $_________
        10.     Promotion or Demo Accounts                                   $_________
        11.     Intercompany/Employee Accounts                               $_________
        12.     Other (please explain on reverse)                            $_________
        13.     TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                         $_________
        14.     Eligible Accounts (#3 minus #13)                             $_________
        15.     LOAN VALUE OF ACCOUNTS (80% of #14)                          $_________

FOREIGN ACCOUNTS
        16.     Eligible Foreign Accounts Value as of                        $_________
        17.     LOAN VALUE OF FOREIGN ACCOUNTS (50% of #16)                  $_________

BALANCES
        18.     Maximum Loan Amount                                          $_________
        19.     Total Funds Available [Lesser of #18 or (#15 plus #17)]      $_________
        20.     Present balance owing on Line of Credit                      $_________
        21.     Outstanding under Sublimits ( )                              $_________
        22.     RESERVE POSITION (#19 minus #20 and #21)                     $_________


The undersigned represents and warrants- that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Venture Banking Group.

COMMENTS:                                    BANK USE ONLY

SAGENT TECHNOLOGY, INC.                      Rec'd By:__________________
                                                      Auth. Signer
By:
   -------------------------------           Date:______________________
     Authorized Signer                       Verified:__________________
                                                         Auth. Signer
                                             Date:______________________

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE

TO:     VENTURE BANKING GROUP

FROM:   SAGENT TECHNOLOGY, INC.

        The undersigned authorized officer of Sagent Technology, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and-Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


        REPORTING COVENANT            REQUIRED                            COMPLIES
        ------------------            --------                            --------

        Monthly financial statements  Monthly within 30 days              Yes     No
        Annual (CPA Audited)          FYE within 120 days                 Yes     No
        10-Q, 10-K and 8-K            Within 5 days after filing with     Yes     No
                                      SEC
        A/R & A/P Agings              Monthly within 30 days              Yes     No
        A/R Audit                     Initial and Semi-Annual             Yes     No

        FINANCIAL COVENANT            REQUIRED          ACTUAL            COMPLIES
        ------------------            --------          ------            --------

        Maintain on a Monthly Basis:                                        Yes     No
        Minimum Quick, Cash           __________(1)        ____:1.0         Yes     No
        Coverage or Cash Flow
        Minimum Tangible Net Worth    $2,800,000(2)       $________         Yes     No
        Maximum Debt/Tangible Net        1.75:10(3)        ____:1.0         Yes     No
        Worth
        Profitability: Quarterly      __________(4)       $________         Yes     No

        COMMENTS REGARDING EXCEPTIONS: See Attached.



------------

1 Quick Ratio of > 1.75:1.0; or Cash Coverage Ratio of > 1.75:1.0; OR Cash Flow Coverage Ratio of > 1.25:1.0.

2       Beginning September 30, 1997.


3 Waived for July, 1997 and August, 1997 upon confirmation of equity event of > $3,000,000 and lead investor's participation.


4 Permitted losses not to exceed: $2,000,000 for quarter ending June 30, 1997; $i@00,000 for quarter ending September 30, 1997; and $950,000 for quarter ending December 31, 1997. Borrower and Bank to establish quarterly loss covenants for 1998 by March 15, 1998



COMMENTS REGARDING EXCEPTIONS:  See Attached.            BANK USE ONLY

                                                  Received by:
                                                              ------------------
Sincerely,                                                    AUTHORIZED SIGNER

                                                  Date:
---------------------------------                      -------------------------
SIGNATURE
                                                  Verified:
                                                           ---------------------
                                                             AUTHORIZED SIGNER
--------------------------------
TITLE
                                                  Date:
--------------------------------                       -------------------------
DATE                                              Compliance Status:   Yes   No

                            EQUIPMENT PROMISSORY NOTE

$1,000,000                                                 Palo Alto, California
                                                           Date: July 16, 1997

        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 16, 1997, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $1,00,000 or, if lesser, (ii) the principal amount of all Equipment Advances (the "Advances") outstanding as of the maturity date hereof.

        This Note is one of the Notes referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower-waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.

                                        SAGENT TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------

                      REVOLVING PROMISSORY NOTE

$2,000,000                                                 Palo Alto, California
                                                           Date: July 16, 1997

        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 16, 1997, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $2,000,000 or, if lesser, (ii) the principal amount of all Advances outstanding as of the maturity date hereof.

        This Note is one of the Notes referred to in the Loan Agreement. AR terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.

                                  SAGENT TECHNOLOGY, INC.



                                  By:  /s/ KENNETH C. GARDNER
                                     ------------------------------------------
                                  Printed Name:  Kenneth C. Gardner
                                               --------------------------------
                                  Title:  President and Chief Executive Officer
                                        ---------------------------------------

                                    AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

        This Amendment to Loan and Security Agreement ("this Amendment") is entered into as of July 31, 1997, by and between VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank") and SAGENT TECHNOLOGY, INC. ("Borrower").

                                    RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of July 16, 1997, (the "Agreement"). Borrower has requested certain modification (s) to the Agreement. Bank has agreed to amend the Agreement, all in accordance with the terms of this Amendment. This Amendment sets forth the modified terms on which Bank will continue to advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

        NOW, THEREFORE, the parties agree as follows:

        1. The following sentence in Section 3.1(g) of the Agreement is hereby amended to read follows:

               (g) an audit of Borrower's Accounts shall be completed no later than August 18, 1997, the results of which shall be satisfactory to Bank; and

        2. The effectiveness of this Amendment is subject to the following condition's precedent:

               (a) Bank shall have received, in form and substance satisfactory to Bank this Amendment;

               (b) Bank shall have received, in form and substance satisfactory to Bank, such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        3. Unless otherwise defined, all capitalized terms In this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

        4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                        SAGENT TECHNOLOGY, INC.



                                        By:  /s/ KATHLEEN OVALLE
                                           -------------------------------------
                                        Title:  Corporation Controller
                                              ----------------------------------

                                        VENTURE BANKING GROUP, a division of
                                        Cupertino National Bank

                                        By:  /s/ JENNIFER SCHELLENBERG
                                           -------------------------------------
                                        Title:  Account Officer
                                              ----------------------------------

                           SCHEDULE OF PERMITTED LIENS



UCC FILING NUMBER            DATE OF FILING   EXPIRATION DATE   SECURED PARTY
-----------------            --------------   ---------------   -------------

9524960130                   9/5/95           9/5/2000          Lighthouse Capital
                                                                Partners, L.P.

9524960135                   9/5/95           9/5/2000          Lighthouse Capital
                                                                Partners, L.P.

9524960068                   1/5/95           1/5/2001          Lighthouse Capital
                                                                Partners, L.P.

9524960592                   3/28/96          3/28/2001         Lighthouse Capital
                                                                Partners, L.P.

9524960508                   5/17/96          5/17/2001         Lighthouse Capital
                                                                Partners, L.P.

9524960854                   7/2/96           7/2/2001          Lighthouse Capital
                                                                Partners, L.P.

9524960069                   10/22/96         10/22/2001        Lighthouse Capital
                                                                Partners, L.P.

9524960203                   12/26/96         12/26/2001        Lighthouse Capital
                                                                Partners, L.P.

9524960189                   2/13/96          2/13/2002         Lighthouse Capital
                                                                Partners, L.P.

9524960436                   4/18/96          4/18/2002         Lighthouse Capital
                                                                Partners, L.P.

9524960400                   5/22/96          5/2/2002          Lighthouse Capital
                                                                Partners, L.P.


                     DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower: Sagent Technology, Inc.                   Bank:  Venture Banking Group


LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $2,000,000 and an Equipment Line of up to $1,000,000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE. The specific purpose of this loan is: Short-term working capital and acquisition of equipment.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:


                                                Revolving Line   Equipment Line
                                                --------------   --------------
        Amount paid to Borrower directly:         $____            $____
        Undisbursed Funds                         $____            $____

        Principal                                 $____            $____

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:


                                                                  $____
        Prepaid Finance Charges Paid in Cash:
                $6,000 Loan Fee
                TBD    Accounts Receivables Audit

        Other Charges Paid    in Cash:                            $____
                $TBD    UCC Search Fees
                $TBD   UCC Filing Fees
                $TBD   Patent Filing Fees
                $TBD   Trademark Filing Fees
                $TBD   Copyright Filing Fees
                $3500  Outside Counsel Fees and Expenses
                       (Estimate)

        Total Charges Paid in Cash                                $____

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered __________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF JULY 16,1997.

BORROWER:

SAGENT TECHNOLOGY, INC.

/s/ KENNETH C. GARDNER
-----------------------------
Authorized Officer

                                  AGREEMENT TO PROVIDE INSURANCE

Grantor:  Sagent Technology, Inc.                   Bank:  Venture Banking Group

        INSURANCE REQUIREMENTS. Sagent Technology, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

        Collateral:          All Inventory, Equipment and Fixtures
        Type:                All risks, including fire, theft and liability.
        Amount:              Full insurable value.
        Basis:               Replacement value.
        Endorsements:        Loss payable clause to Bank with stipulation that coverage will not be canceled or diminished without a minimum of
                             twenty (20) days' prior written notice to Bank

        INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

        FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of July 16, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

        AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

        GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT LS DATED JULY 16,1997.

GRANTOR:

SAGENT TECHNOLOGY, INC.

/s/ KENNETH C. GARDNER
----------------------------
Authorized Officer




                               FOR BANK USE ONLY
                            INSUREANCE VERIFICATION


DATE:___________________________________     PHONE:_____________________________
AGENT'S NAME:___________________________________________________________________
INSUREANCE COMPANY:_____________________________________________________________
POLICY NUMBER:__________________________________________________________________
EFFECTIVE DATES:________________________________________________________________
COMMENTS:_______________________________________________________________________

                            EQUIPMENT PROMISSORY NOTE

$1,000,0 00                                                Palo Alto, California
                                                           Date: July 16, 1997

        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 16, 1997, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $1,00,000 or, if lesser, (ii) the principal amount of all Equipment Advances (the "Advances") outstanding as of the maturity date hereof.

        This Note is one of the Notes referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower-waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.

                                        SAGENT TECHNOLOGY, INC.



                                        By: /s/ KENNETH C. GARDNER
                                           ------------------------------------
                                        Printed Name: Kenneth C. Gardner
                                        Title: President and Chief Executive
                                               Officer

                            REVOLVING PROMISSORY NOTE


$2,000,000                                                Palo Alto, California
                                                          Date: July 16,1997

        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of VENTURE BANKING GROUP, A division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Loan and Security Agreement dated as of July 16, 1097, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $2,000,000 or, if lesser, (ii) the principal amount of all Advances outstanding as of the maturity date hereof.

        This Note is one of the Notes referred to in the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to any stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be. immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any success or to Borrower and shall extend to any holder hereof.

                                        SAGENT TECHNOLOGY, INC.



                                        By: /s/ KENNETH C. GARDNER
                                           -------------------------------------
                                        Printed Name: Kenneth C. Gardner
                                        Title: President and Chief Executive
                                               Officer

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                      WARRANT TO PURCHASE STOCK


Corporation:                 SAGENT TECHNOLOGY, INC., a California corporation
Number of Shares:            See below
Class of Stock:              See below
Initial Exercise Price:      See below
Issue Date:                  July 16, 1997
Expiration Date:             The later of (i) July 16, 2007 or (ii) five
                             (5) years after the closing of the Company's
                             initial public offering of its Common Stock
                             effected pursuant to a Registration Statement on
                             Form S-1 (or its successor) filed under the
                             Securities Act of 1933, as amended (the "Act").

        THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, VENTURE BANKING GROUP, a division of Cupertino National Bank ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth herein and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant. The Warrant Price shall be equal to the price per share at which the Company after the date hereof first sells its equity securities in an offering in which the gross proceeds are at least Three Million Dollars ($3,000,000), and the Shares shall be the type of securities sold in such offering; provided that if such offering does not take place on or before September 30, 1997, the Warrant Price shall be $2.50, and the Shares shall be the Company's Series C Preferred Stock. The number of Shares shall be equal to the quotient derived by dividing Thirty Thousand Dollars ($30,000) by the Warrant Price.

ARTICLE 1. EXERCISE.

               1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

               1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

               1.3    Omitted.

                1.4 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the dosing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. An all other circumstances, such fees and expenses shall be paid by Holder.

               1.5 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

               1.6 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at Holder's expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

               1.7 Repurchase on Sale, Merger, or Consolidation of the Company.

                      1.7.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                      1.7.2. Assumption of Warrant. Upon the dosing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

                      1.7.3. Purchase Right. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to
(a) the fair market value of any. consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less
(b) the aggregate Warrant Price of the Shares, but in no event less than zero.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

               2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

               2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the dosing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

               2.3 Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

               2.4 Adjustments; for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant or, if the Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth on Exhibit A in the event of Diluting Issuances (as defined on Exhibit A).

               2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

               2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

               2.7 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

               3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

                      All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any hens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

               3.2 Notice of Certain Events. If the Company proposes at any time
(a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

               3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

               3.4 Registration Under Securities Act of 1933, as amended. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B, if attached.

ARTICLE 4. MISCELLANEOUS.

               4.1 Term; Notice of Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

               42 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO. THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

               4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

               4.4 Transfer Procedure. Subject to the provisions of Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange

Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

               4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

               4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

               4.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

               4.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                             "COMPANY"

                             SAGENT TECHNOLOGY, INC.



                             By /s/ Kenneth C. Gardner
                                ------------------------------------------------
                             Name   Kenneth C. Gardner
                                  ----------------------------------------------
                                              (Print)

                             Title: Chairman of the Board, President, or
                             Vice President

                             By /s/ Kathleen Ovalle
                                ------------------------------------------------
                             Name   Kathleen Ovalle
                                  ----------------------------------------------
                                              (Print)

                             Title: Chief Financial Officer, Secretary
                                    Assistant Treasurer, or Assistant Secretary

                                   APPENDIX 1


                               NOTICE OF EXERCISE

        1. The undersigned hereby elects to purchase ___ shares of the Series __ Preferred Stock of _________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to ______ of the Shares covered by the Warrant.

        [Strike paragraph that does not apply.]

        2. Please issue a certificate or certificates, representing said shares in the name of the undersigned or in such other name as is specified below:


                           --------------------------
                                     (Name)


                           --------------------------

                           --------------------------
                                    (Address)

        3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                        ----------------------------------------
                                       (Signature)

--------------------------
        (Date

                                   APPENDIX 2

                     Notice that Warrant Is About to Expire


VENTURE BANKING GROUP
Three Palo Alto Square, Suite 150
Palo Alto, CA 94306
Attn: Chief Financial Officer

Dear:_______________


        This is to advise you that the Warrant issued to you described below will expire on ___________, 19__.

        Issuer:

        Issue Date: July 16, 1997

        Class of Security Issuable: See Warrant

        Exercise Price per Share: See Warrant

        Number of Shares Issuable: See Warrant

        Procedure for Exercise:

        Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.



                                        ----------------------------------------
                                        (Name of Issuer)

                                        By
                                          --------------------------------------
                                        Its
                                           -------------------------------------

                                    EXHIBIT A

                            Anti-Dilution Provisions

                      In the event of the issuance (a "Diluting Issuance") by the Company, after the Issue Date of the Warrant, of securities at a price per share less than the Warrant Price, then the number of shares of common stock issuable upon conversion of the Shares shall be adjusted in accordance with those provisions (the "Provisions") of the Company's Articles of Incorporation which apply to Diluting Issuances.

                      The Company agrees that the Provisions, as in effect on the Issue Date, shall be deemed to remain in full force and effect during the term of the Warrant notwithstanding any subsequent amendment, waiver or termination thereof by the Company's shareholders.

                      Under no circumstances shall the aggregate Warrant Price payable by the Holder upon exercise of the Warrant increase as a result of any adjustment arising from a Diluting Issuance.

                                    EXHIBIT B

                               Registration Rights

                      The Shares (if common stock), or the common stock issuable upon conversion of the Shares, shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of the following agreement (the "Agreement") between the Company and its investor(s): FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated as of June 16, 1997, by and among the Company and the investors party thereto.

                      The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration rights thereunder without the consent of Holder. By acceptance of the Warrant to which this Exhibit B is attached, Holder shall be deemed to be a party to the Agreement.

                          AGREEMENT TO PROVIDE INSURANCE

GRANTOR:  Sagent Technology, Inc.                    BANK: Venture Banking Group

        INSURANCE REQUIREMENTS. Sagent Technology, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

               Collateral:          All Inventory, Equipment and Fixtures.
               Type:                All risks, including fire, theft and
                                    liability.
               Amount:              Full insurable value.
               Basis:               Replacement value.
               Endorsements:        Loss payable clause to Bank with stipulation
                                    that coverage will not be canceled or
                                    diminished without a minimum of twenty (20)
                                    days' prior written notice to Bank.

        INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank., Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

        FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of July 16, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document.

        GRANTOR ACKNOWLEDGES THAT. IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

        AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

        GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY
16,1997.

GRANTOR:

Sagent Technology, Inc.


/s/ Kenneth C. Gardner
------------------------------
Authorized Officer



                               FOR BANK USE ONLY
                            INSUREANCE VERIFICATION


DATE:___________________________________     PHONE:_____________________________
AGENT'S NAME:___________________________________________________________________
INSUREANCE COMPANY:_____________________________________________________________
POLICY NUMBER:__________________________________________________________________
EFFECTIVE DATES:________________________________________________________________
COMMENTS:_______________________________________________________________________

                     DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:  Sagent Technology, Inc.                   Bank: Venture Banking Group

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $2,000,000 and an Equipment Line of up to $1,000,000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE. The specific purpose of this loan is: Short-term working capital and acquisition of equipment.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

                                           Revolving Line       Equipment Line
                                           --------------       --------------
         Amount paid to                      $____                $____
         Borrower directly:
         Undisbursed Funds
                                             $____                $____

         Principal                           $____                $____


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

                                                                   $____
         Prepaid Finance Charges Paid in Cash:
                 $6,000 Loan Fee
                 $TBD   Accounts Receivables Audit

         Other Charges Paid in Cash:                               $____
                 $TBD   UCC Search Fees
                 $TBD   UCC Filing Fees
                 $TBD   Patent Filing Fees
                 $TBD   Trademark Filing Fees
                 $TBD   Copyright Filing Fees
                 $3,500 Outside Counsel Fees and Expenses
                        (Estimate)

         Total Charges Paid in Cash                                $____

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered 3103056 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF JULY 16,1997.

BORROWER:

SAGENT TECHNOLOGY, INC


/s/ KENNETH C. GARDNER
----------------------------
Authorized Officer

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        This First Amendment to Loan and Security Agreement, dated as of September 21, 1998, (the "Amendment"), is entered into by and between SAGENT TECHNOLOGY, INC. ("Borrower") and VENTURE BANKING GROUP, A DIVISION OF CUPERTINO NATIONAL BANK ("Bank"). Capitalized terms used herein without definition shall have the same meanings as is given to them in the Agreement (defined below).

                                    RECITALS

        A. The Borrower and the Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of July 14, 1998, (as amended or modified from time to time, the "Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money.

        B. The Borrower has requested certain modification(s) to the Agreement and desires that the Bank amend the Agreement upon the terms and conditions more fully set forth herein.

        C. Subject to the representations and warranties of the Borrower herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to amend the Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

        SECTION 1. THE BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

                (a) the execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Amended and Restated Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect; and

                (b) immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default that has not been disclosed to Bank.

        SECTION 2. AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.


                2.1 Section 1, entitled Definitions and Construction, is hereby amended by deleting "Committed Equipment Line" and replacing it with the following:

                "Committed Equipment Line" means Two Million Eight Hundred Thousand Dollars ($2,800,000).

                2.2 Section 2.1.3, entitled Equipment Advances is hereby amended by deleting the first two sentences of (b) and replacing them with the following:

               "It is understood by Bank and Borrower that, as of September 21, 1998, Equipment Advances of One Million Five Hundred Ninety Nine Thousand Nine Hundred Ninety Eight Dollars have been made under the Committed Equipment Line. Of such amount, Equipment Advances of (i) Four

Hundred Eighty Four Thousand Twenty Five Dollars and 05/100 ($484,025.05) and
(ii) Four Hundred Three Thousand Three Hundred Sixty Five Dollars and 10/100 ($403,365.10) were previously termed out on April 15, 1998 and August 5, 1998, respectively and are being paid to Bank by Borrower in thirty-six (36) equal monthly installments of principal plus accrued interest (at the rate specified in Section 2.3(a)).

                2.3 Section 6.10 entitled Tangible Net Worth, is hereby deleted and amended to read in its entirety as follows:

               6.10 Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Three Million Five Hundred Thousand Dollars ($3,500,000).



                2.4 Section 6.11, entitled Profitability, is hereby deleted and amended to read in its entirety as follows:

                6.11 Profitability. Borrower may incur losses not to exceed: (i) Two Million Five Hundred Thousand Dollars ($2,500,000) for the fiscal quarter ending September 30, 1998; (ii) One Million Three Hundred Thousand Dollars ($1,300,000) for the fiscal quarter ending December 31, 1998; (iii) Five Hundred Thousand Dollars ($500,000) for the fiscal quarter ending March 31, 1999; and
(iv) profitable on a Net Profit After Tax Basis for the fiscal quarter ending June 30, 1999 and for each fiscal quarter ending thereafter.

                2.5 Exhibit E to Agreement is replaced by Exhibit E hereto.


                2.6 Compliance Certificate is replaced by Exhibit F hereto.

        SECTION 3. LIMITATION. The amendments and waivers set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

        SECTION 4. EFFECTIVENESS. This Amendment shall become effective upon:

                (1) The execution and delivery of a copy hereof by Borrower to the Bank;

                (2) The execution and delivery of a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                (3) The execution and delivery of a revised Term Loan Note;

                (4) The payment of the amendment fee in the amount of Two Thousand Four Hundred Dollars ($2,400) by Borrower to the Bank;

                (5) The execution and delivery of a Warrant;

                (6) Bank shall have received, in form and substance satisfactory to Bank, such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        SECTION 5. RELEASE AND WAIVER. BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD

SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

        SECTION 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                            SAGENT TECHNOLOGY, INC.

                                    By:  /s/  Virginia Walker
                                       -----------------------------------------
                                    Title:     Executive V.P., CFO
                                          --------------------------------------

BANK                                VENTURE BANKING GROUP, a division of
                                    Cupertino National Bank

                                    By:  /s/  J. Schellenberg
                                       -----------------------------------------

                                    Title:   AVP
                                          --------------------------------------

                                    EXHIBIT E

                                 Term Loan Note

$2,800,000                                                 Palo Alto, California
                                                           September 21, 1998

        SAGENT TECHNOLOGY, INC. ("Borrower"), for value received, hereby promises to pay to the order of Venture Banking Group, a division of Cupertino National Bank ("Bank"), in lawful money of the United States of America, pursuant to that certain Amended and Restated Loan and Security Agreement dated as of July 14, 1998, as amended or modified from time to time, by and between Borrower and Bank (the "Loan Agreement"), (i) the principal amount of $2,800,000 or, if lesser, (ii) the principal amount of all Equipment Advances outstanding as of the maturity date hereof.

        This Note replaces and supersedes the Note dated May 7, 1998. This Note is referred to in the First Amendment to the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

        Borrower further promises to pay interest on each Advance hereunder in like funds on the principal amount hereof from time to time outstanding from the date hereof until paid in full, at a rate or rates per annum and payable on the dates determined pursuant to the Loan Agreement.

        Payment on this Note shall be applied in the manner set forth in the Loan Agreement. The Loan Agreement contains provisions for acceleration of the maturity of Advances hereunder upon the occurrence of certain stated events and also provides for optional and mandatory prepayments of principal hereof prior to and stated maturity upon the terms and conditions therein specified.

        All Advances made by Bank to Borrower pursuant to the Loan Agreement shall be recorded by Bank on the books and records of Bank. The failure of Bank to record any Advance or any prepayment or payment made on account of the principal balance hereof shall not limit or otherwise affect the obligation of Borrower under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable under the Advances.

        Any principal or interest payments on this Note not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at the Default Rate.

        Upon the occurrence of a default hereunder or any Event of Default under the Loan Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Bank, be immediately collectible by or on behalf of Bank pursuant to the Loan Agreement and applicable law.

        Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. The right to plead any and all statutes of limitations as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

        The amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of the laws of any other jurisdiction.

        The provisions of this Note shall inure to the benefit of and be binding upon any successor to Borrower and shall extend to any holder hereof.

                                      SAGENT TECHNOLOGY, INC.

                                      By:   /s/ Virginia Walker
                                         ---------------------------------------

                                      Printed Name:   VIRGINIA WALKER
                                                   -----------------------------

                                      Title:   EXECUTIVE V.P.  C.F.O.
                                            ------------------------------------

                                    EXHIBIT F
                             COMPLIANCE CERTIFICATE

TO:     Venture Banking Group

FROM:   Sagent Technology, Inc.

        The undersigned authorized officer of Sagent Technology, Inc. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

        Please indicate compliance status by circling Yes/No under "Complies" column.

REPORTING COVENANT                            REQUIRED                                 COMPLIES
------------------                            --------                                 --------
Monthly financial statements                  Monthly within 15 days                  Yes     No
Annual CPA Audited                            FYE within 90 days                      Yes     No
10-Q, 10-K and 8-K                            Within 5 days after filing with SEC     Yes     No
A/R & A/P Agings; Borrowing Base Cert.        Monthly within 15 days*                 Yes     No
A/R Audit                                     Semi-Annual                             Yes     No

*Only due prior to initial Rev. Line Advance or while there is line usage or Letter of Credit issued.

FINANCIAL COVENANT                                REQUIRED              ACTUAL         COMPLIES
------------------                                --------              ------         --------
Maintain on a Monthly Basis:
  Minimum Quick Ratio, Cash Coverage or Cash
  Flow                                                     (1)              :1.0      Yes     No
                                                 ----------            ---------

Minimum Tangible Net Worth                       $3,500,000            $              Yes     No
                                                 ----------            ---------
Maximum Debt/Tangible Net Worth                    1.75:1.0                 :1.0      Yes     No
                                                 ----------            ---------

Profitability:  Quarterly                        $         (2)         $              Yes     No
                                                 ----------            ---------

(1) Quick Ratio of > 1.75:1.0; or Cash Coverage Ratio of > 1.75:1.0; or Cash Flow Coverage Ratio of > 1.25:1.0.

(2) Permitted losses not to exceed: $2,500,000 for quarter ending September 30, 1998; $1,300,000 for quarter ending December 31, 1998; $500,000 for quarter ending March 31, 1999; and Profitable on a Net Profit After Tax basis for quarter ending June 30, 1999 and quarterly thereafter.


Comments Regarding
Exceptions:  See Attached.                   BANK USE ONLY

                                             Received by:
                                                         -----------------------
Sincerely,                                                  AUTHORIZED SIGNER

                                             Date:
--------------------------------                   -----------------------------
SIGNATURE

                                             Verified:
                                                       -------------------------
                                                           AUTHORIZED SIGNER
--------------------------------
TITLE

                                             Date:
--------------------------------                  ------------------------------
DATE                                         Compliance Status:     Yes    No